[SCUDDER NEW ASIA FUND LOGO]

SCUDDER NEW ASIA FUND, INC.

Annual Report
December 31, 1999

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

SCUDDER NEW ASIA FUND, INC.
--------------------------------------------------------------------------------

Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Asian companies and industries

o a vehicle for international diversification through participation in Asian stock markets

General Information
--------------------------------------------------------------------------------
Executive Offices
 Scudder New Asia Fund, Inc.
 345 Park Avenue
 New York, NY 10154
 For Fund Information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent
 For Account Information: 1-800-426-5523
 EquiServe
 P.O. Box 8200
 Boston, MA 02266-8200

Custodian
 Brown Brothers Harriman & Co.

Legal Counsel
 Dechert Price & Rhoads

Independent Accountants
 PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- SAF

Contents
--------------------------------------------------------------------------------
In Brief ...............................................................       3

Letter to Stockholders .................................................       3

Other Information ......................................................       6

Investment Summary .....................................................       7

Portfolio Summary ......................................................       8

Investment Portfolio ...................................................       9

Financial Statements ...................................................      14

Financial Highlights ...................................................      17

Notes to Financial Statements ..........................................      18

Report of Independent Accountants ......................................      21

Tax Information ........................................................      22

Dividend Reinvestment and Cash
   Purchase Plan .......................................................      23

Stockholder Meeting Results ............................................      25

Directors and Officers .................................................      26

--------------------------------------------------------------------------------
This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Scudder New Asia Fund, Inc.
In Brief
--------------------------------------------------------------------------------

o The Asian stock markets rose sharply in 1999 on the strength of widespread corporate restructuring and a recovery in the region's economies.

o Using a bottom-up investment discipline, management has found opportunities in technology, telecommunications, and cyclicals.

Letter to Stockholders
--------------------------------------------------------------------------------

Dear Stockholders:

   The Asian markets closed 1999 on a positive note as the region's economies continued to recover from the financial crisis of 1997-98. Riding a wave of benign liquidity conditions and increased global demand -- particularly for electronic products and semiconductors -- the Asian economies experienced a sharp rise in exports. The resulting increase in manufacturing production led to inventory building and increased hiring, which, in turn, spurred solid growth in private consumption. Tame inflation trends and stable exchange rates further boosted the recovery by allowing the local governments to keep interest rates relatively low. Stock market sentiment has soared as a result, with investors encouraged by the prospects for a sharp rise in corporate earnings and 5-6% real GDP growth in the Asia Region over the next two years.

Fund Performance

   In this environment, the fund's NYSE share price rose 112.75% to end the period at $19.8125. The fund's net asset value rose 105.72% for the twelve-month period, beating the 62.70% return of the fund's unmanaged benchmark, which is comprised of 75% MSCI All Country Asia Free Index and 25% MSCI Japan Index. The fund also outperformed the index over the month and quarter ended December 31, 1999, returning 12.00% and 32.95% respectively versus 7.56% and 20.29% for the index. The fund's discount to NAV stood at 17.76% as of the end of the period.

   A combination of strong individual stock selection and overweighted positions in the region's best- performing markets led to the fund's outperformance relative to its benchmark. For instance, we benefited in the third quarter from our overweight position in Japan and India, as well as our strong stockpicking within those markets. Aside from smaller markets such as Thailand and the Philippines, superior stock selection also had a positive impact on our positions across the rest of Asia, countering the negative impact of broader third quarter weakness in the emerging markets. In the fourth quarter, performance was helped by our successful stockpicking within Japan, Korea, Taiwan, and Hong Kong. Our focus on the technology and telecommunications services sectors was critical in a period in which these sectors generally provided outstanding performance across all of the global markets. The fund has been positioned in techs and telecoms for some time, and we continue to believe in the positive fundamental outlook of our individual holdings despite their recent surge.

Fund Strategy

   We continue to use in-depth, bottom-up research and on-the-ground experience to find the companies that have seized the initiative to improve their competitive positions. We utilize a careful stock selection process that focuses on fast-growing companies with superior management teams, dominant market positions, clear competitive advantages, high-or-improving returns on

Scudder New Asia Fund, Inc.
Letter to Stockholders
--------------------------------------------------------------------------------

equity, strong balance sheets, and catalysts for positive change. We expect that as the recovery deepens, the difference among these companies and others whose share prices have simply rebounded in line with the improvement in the macroeconomic outlook will become increasingly differentiated.

   The fund is heavily weighted in the electronics sector. Our outlook is positive on the global demand for personal computers, semiconductor-related products, and telecommunications equipment, and many companies in Northern Asia appear to be well positioned to cater to that demand. We believe that Korea's Samsung Electronics -- the world's largest DRAM manufacturer -- and Taiwan Semiconductor -- the largest chipmaker -- are two of the best in this industry. We also continue to favor contract manufacturers such as Taiwan's Compal Electronics, Asustek, and Hon Hai Precision, in addition to JIT Holdings and Natsteel Electronics in Singapore.

   We are also finding some attractive opportunities in the telecommunications sector. The fund currently holds 16% of net assets in telecom stocks, including almost 15% in our top holdings in Korea and Japan. During the period, we benefited from large gains in NTT, NTT Mobile Communications Network, and DDI in Japan, and SK Telecom, Korea Telecom, and Dacom in Korea. We remain positive on this sector for two reasons. First, telecom companies are benefiting from the adoption of new wireless data technologies and applications that will enhance existing voice based earnings. Second, we believe that investment in this sector will allow us to capitalize on the region's rising consumption. In general, economic recoveries in the emerging markets tend to translate into increased demand for telecom services. So far, this trend has remained intact in Asia, where penetration and consumer adoption continues to rise. As a result, we believe that telecom will remain one of the premiere growth businesses in the region going forward.

   From a country standpoint, we remain bullish on the prospects for further gains in the Korean equity market despite the tremendous gains it has produced over the past two years. The country has a strong industrial base, a considerable presence in the global technology sector, and a reform-oriented government. We believe that Korea, which was previously hampered by poor business practices and structures, will prosper as its aggressive structural and business reforms continue to impact the economy.

   We are also intrigued by the opportunities available in India. The country has a robust technology industry -- and therefore a strong export base -- as well as a new, business-oriented government. Foreign direct investment is soaring, and both inflation and interest rates are tame. We brought our position to an overweight level over the second half of the year in order to take advantage of the country's unique investment opportunities.

Investment Outlook

   Despite the strong performance of the Asian equity markets in 1999, we remain positive on the outlook for the region in 2000. Although some stock markets have soared and valuations appear rich relative to historical levels, we believe that investment fundamentals continue to point to significant potential in these markets in the years ahead. The key driver, in our view, will be more enlightened management practices, which should result in more efficient resource allocation and improved returns to shareholders. These structural changes should lead to higher quality earnings, which in turn should facilitate higher multiples over the medium to longer term.

   Improving macroeconomic fundamentals should also provide a stronger base for growth and overall demand across the region, and the combination of a stronger Japanese economy, domestic structural reform, and improving consumer confidence should lead to upside surprises in both macroeconomic and corporate

Scudder New Asia Fund, Inc.
Letter to Stockholders
--------------------------------------------------------------------------------

earnings growth in the coming year. This should result in a greater flow of capital into the region, thereby helping companies to establish a stronger foundation for the future. We anticipate that this virtuous cycle will go a long way to reestablishing the Asian economic "miracle" -- this time on more orthodox and prudent Western financial terms -- and lay the groundwork for more sustained economic growth in the years ahead.

Respectfully,


/s/Nicholas Bratt              /s/Daniel Pierce
Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board
                               and Director

Scudder New Asia Fund, Inc.
Other Information
--------------------------------------------------------------------------------

Investment Manager

   The investment manager of Scudder New Asia Fund, Inc. is Scudder Kemper Investments Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., and Scudder Global High Income Fund, Inc.

A Team Approach to Investing

   Scudder New Asia Fund, Inc. is managed by a team of Scudder Kemper investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

   Lead Portfolio Manager Tien-Yu Sieh assumed responsibility for the fund's day-to-day management and investment strategies in 1999. Mr. Sieh joined the Manager in 1996, and has seven years of experience in the investment industry. Portfolio Manager Theresa Gusman joined the Manager in 1995 and the fund team in 1996. Ms. Gusman has 16 years of investment industry experience. Portfolio Manager Elizabeth J. Allan joined the Manager and the fund in 1987. Ms. Allan has 17 years of Pacific Basin research and investment management experience. Nicholas Bratt, Portfolio Manager, has been a member of the fund's team since 1987 and helps set the fund's general investment strategies. Mr. Bratt has over 23 years of experience in worldwide investing, including 22 years of experience as a portfolio manager, and has been with the Manager since 1976.

Dividend Reinvestment Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, (800) 426-5523.

Net Asset Value

   The fund's NAV is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas stockholders, the fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder Kemper Investments, Inc. banner.

Scudder New Asia Fund, Inc.
Investment Summary as of December 31, 1999
--------------------------------------------------------------------------------

Historical
Information

                                   Total Return(%)
                    ----------------------------------------------
                    Market Value                Net Asset Value(a)
                    ---------------        -----------------------
                            Average                         Average
            Cumulative      Annual         Cumulative       Annual
            ----------------------         ------------------------
Quarterly      36.05            --           32.51             --
One Year      112.75        112.75          105.72         105.72
Three Year     67.59         18.78           66.81          18.60
Five Year      46.61          7.95           67.69          10.89
Ten Year      140.04          9.15          183.21          10.97


--------------------------------------------------------------------------------

Per Share Information and Returns(a)
     Yearly periods ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

               1990          -2.77
               1991          12.54
               1992           1.94
               1993          73.32
               1994         -11.67
               1995          -2.96
               1996           2.46
               1997         -21.89
               1998           3.81
               1999         105.72



                     1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
                     -----------------------------------------------------------------------------------------------
Net Asset Value ... $13.44    $14.94    $14.73    $25.06    $17.44    $15.29    $15.26    $11.28    $11.71    $24.09

Income Dividends .. $  .08    $  .08    $  .08    $  .32    $  .23    $   --    $  .02    $  .18    $   --    $   --

Capital Gains
Distributions ..... $ 2.11    $  .11    $  .43    $  .08    $ 4.20    $ 1.67    $  .33    $  .39    $   --    $   --

Total Return(%) ...  -2.77     12.54      1.94     73.32    -11.67     -2.96      2.46    -21.89      3.81    105.72


(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

    Past results are not necessarily indicative of future performance of the Fund.

Scudder New Asia Fund, Inc.
Portfolio Summary as of December 31, 1999
--------------------------------------------------------------------------------

Diversification

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stocks             98%
Cash Equivalents           1%
Other                      1%
                         ----
                         100%
                         ----

Geographical breakdown of the Fund's equity securities
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Japan                     37%
Korea                     16%
Taiwan                    13%
Hong Kong                 13%
India                     11%
Singapore                  4%
Thailand                   1%
Malaysia                   1%
United Kingdom             1%
Other                      3%
                         ----
                         100%
                         ----

Sector breakdown of the Fund's equity securities
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


Technology                35%
Communication             16%
Financial                 15%
Manufacturing             12%
Consumer Discretionary     6%
Consumer Staples           5%
Health                     3%
Service Industries         2%
Metals and Minerals        1%
Other                      5%
                         ----
                         100%
                         ----

--------------------------------------------------------------------------------

Ten Largest Equity Holdings (25% of Portfolio)


   1. Samsung Electronics Co., Ltd.             6. DDI Corp.
      Electronics manufacturer                     Long distance telephone and cellular
                                                   operator
   2. Kyocera Corp.
      Leading ceramic package manufacturer      7. Nippon Telegraph & Telephone Corp.
                                                   Telecommunication services
   3. SK Telecom Co., Ltd.
      Provider of mobile  telecommunication     8. NTT Mobile Communications
      services                                     Network, Inc.
                                                   Provider of various
   4. Sony Corp.                                   telecommunication services and
      Manufacturer of consumer electronic          equipment
      products
                                                9. Korea Telecom Corp.
   5. Infosys Technologies Ltd.                    Telecommunication services
      Financial and industrial software
      developer                                10. Korea Data Systems Co., Ltd.
                                                   Manufacturer of computer monitors



Scudder New Asia Fund, Inc.
Investment Portfolio as of December 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Principal
                                                                                                        Amount ($)    Value ($)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 1.1%

United States
Donaldson, Lufkin & Jenrette, 2.25%, to be repurchased at $2,232,420 on 1/3/2000**
  (Cost $2,232,000) .................................................................................    2,232,000    2,232,000
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Units
                                                                                                      ------------
LIMITED PARTNERSHIP 0.3%

Japan 0.3%
JAFCO No. 6 Investment Enterprise Partnership (Venture capital company)
  (Cost $599,205) (b) ...............................................................................            1      547,236
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Shares
                                                                                                      ------------
CONVERTIBLE PREFERRED STOCKS 0.3%

Thailand 0.3%
Siam Commercial Bank Public Company Ltd., 5.250% (Provider of financial services)
  (Cost $306,181) ...................................................................................      435,800      534,225
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 98.3%

China 0.8%
Shanghai Petrochemical Co., Ltd. "H" (Manufacturer of petrochemical and petroleum
  products) .........................................................................................    9,979,000    1,566,139
                                                                                                                    ------------
Hong Kong 13.3%
Cheung Kong Holdings Ltd. (Real estate company) .....................................................      276,000    3,497,266
China Telecom (Hong Kong) Ltd.* (Provider of cellular telecommunication services) ...................      516,000    3,219,399
Dah Sing Financial Group (Provider of banking services and property investment) .....................      390,000    1,555,284
Giordano International Ltd. (Retailer of casual apparel) ............................................    2,020,000    2,078,858
Henderson Investment Ltd. (Property developer) ......................................................    1,275,000    1,320,351
Hengan International Group Co. Ltd."H" (Manufacturer and seller of personal
  hygiene products) .................................................................................    2,684,000      733,711
Hutchison Whampoa, Ltd. (Diversified investment holding company) ....................................      209,000    3,038,142
i-Cable Communications Ltd. (ADR)* (Operator of cable television systems) ...........................       13,232      331,627
Li & Fung Ltd. (Exporter of consumer products) ......................................................    1,488,000    3,732,682
New World China Land Ltd.* (Property development) ...................................................        3,688        1,364


    The accompanying notes are an integral part of the financial statements.


                                       9

Scudder New Asia Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Shares        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
New World Infrastructure Ltd.* (Investment in and operation of infrastructure
  projects) .........................................................................................      859,800    1,100,535
Quality Healthcare Asia Ltd.* (Provider of medical coverage services) ...............................    2,370,000      914,646
SmarTone Telecommunications Holdings Ltd. (Cellular communication services) .........................      331,000    1,596,771
TCL International Holdings Ltd.* (Manufacturer of electronic products) ..............................    3,800,000    2,639,738
Timeless Software Ltd.* (Provider of computer software services) ....................................    1,454,148      837,115
Yue Yuen Industrial Holdings Ltd. (Manufacturer and marketer of athletic and
  outdoor footwear) .................................................................................      627,000    1,492,185
                                                                                                                    ------------
                                                                                                                     28,089,674
                                                                                                                    ------------
India 10.5%
Aptech Ltd. (Provider of professional education services) ...........................................          369       14,989
Global Tele-Systems Limited* (Manufacturer of telecommunication products
  and services) .....................................................................................      114,600    2,523,834
Hero Honda Motors Ltd. (Manufacturer of motorized two wheelers) .....................................       66,416    1,723,762
Hindalco Industries Ltd.* (Manufacturer of aluminum) ................................................       78,200    1,447,149
Hindustan Lever Ltd. (Manufacturer of consumer products) ............................................          400       20,690
ICICI Banking Corp. (Provider of banking services) ..................................................          100          161
ICICI Ltd. (ADR)* (Venture capital firm) ............................................................      122,800    1,703,850
Infosys Technologies Ltd. (Financial and industrial software developer) .............................       15,600    5,205,828
NIIT Ltd. (Designer and distributor of computer software) ...........................................       40,800    3,109,757
Ranbaxy Laboratories, Ltd. (Manufacturer and distributor of pharmaceutical
  products) .........................................................................................       86,000    1,824,782
Satyam Computer Services, Ltd. (Provider of software services) ......................................       64,300    3,250,476
TVS Suzuki Ltd. (Manufacturer of motorcycles and mopeds) ............................................      108,000    1,338,207
                                                                                                                    ------------
                                                                                                                     22,163,485
                                                                                                                    ------------
Indonesia 0.8%
PT Indo-Rama Synthetics Tbk* (Producer of polyester yarn, fiber and fabric) .........................    2,968,500      690,349
PT Indofood Sukses Makmur Tbk* (Manufacturer of food products) ......................................      312,500      391,324
PT Indonesia Satellite Corp. (ADR) (International telecommunication services) .......................       31,900      689,838
                                                                                                                    ------------
                                                                                                                      1,771,511
                                                                                                                    ------------
Japan 36.9%
Advantest Corp. (Producer of measuring instruments and semiconductor
  testing devices) ..................................................................................        8,600    2,272,016
Aiful Corp. (Consumer financing firm) ...............................................................        6,000      733,855
Asahi Glass Co., Ltd. (Manufacturer of glass products) ..............................................      163,000    1,261,575
Benesse Corp. (Provider of educational services) ....................................................       10,000    2,407,045


    The accompanying notes are an integral part of the financial statements.


                                       10

Scudder New Asia Fund, Inc.
Investment Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Shares         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd. (Pharmaceutical company) ............................................       138,000     1,492,074
DDI Corp. (Long distance telephone and cellular operator) ...........................................           338     4,630,137
Fanuc Ltd. (Manufacturer of numerically controlled equipment for machine tools) .....................        15,800     2,011,331
Fuji Bank, Ltd. (Provider of commercial banking services) ...........................................       144,000     1,399,139
Fujisawa Pharmaceutical Co. Ltd. (Manufacturer of marketer of antibiotics) ..........................        71,000     1,722,896
Gunze, Ltd. (Leading manufacturer of underwear and sportswear) ......................................       622,000     1,655,421
Internet Initiative Japan Inc. (ADR)* (Provider of Internet services) ...............................        28,200     2,740,688
Japan Securities Finance Co., Ltd.* (Provider of securities related financing services) .............       134,000       753,914
Kyocera Corp. (Leading ceramic package manufacturer) ................................................        24,800     6,430,528
Makino Milling Machine Co., Ltd. (Manufacturer and retailer of machining centers,
  electrodischargers and milling machines) ..........................................................       133,000       866,712
Megachips Corp. (Manufacturer and marketer of various types of LSI's) ...............................        45,000     2,879,648
Murata Manufacturing Co., Ltd. (Manufacturer of ceramic applied
  electronic computers) .............................................................................        11,000     2,583,170
NEC Corp. (Manufacturer of telecommunication and computer equipment) ................................       157,000     3,740,656
NTT Mobile Communications Network, Inc. (Provider of various telecommunication
  services and equipment) ...........................................................................           114     4,383,757
Nikko Securities Co., Ltd. (Securities broker and dealer) ...........................................       158,000     1,998,963
Nintendo Co., Ltd. (Manufacturer of game equipment) .................................................        14,100     2,342,642
Nippon Telegraph & Telephone Corp. (Telecommunication services) .....................................           266     4,554,795
Nissan Motor Co., Ltd.* (Manufacturer of motor vehicles) ............................................       227,000       892,896
Rohm Company Ltd. (Maker of linear ICs and semiconductors) ..........................................         5,900     2,424,658
Ryohin Keikaku Co., Ltd. (Wholesaler and retailer of clothing, household goods
  and foodstuffs) ...................................................................................         8,500     1,705,822
Sakura Bank, Ltd. (Provider of banking services) ....................................................       355,000     2,056,360
Sharp Corp. (Manufacturer of consumer and industrial electronics) ...................................       104,000     2,661,057
Sony Corp. (Manufacturer of consumer electronic products) ...........................................        18,600     5,514,481
TDK Corp. (Manufacturer of magnetic tapes and floppy discs) .........................................        14,000     1,932,877
THK Co., Ltd. (Manufacturer of linear motion systems for industrial machinery) ......................        38,200     1,543,699
Taiyo Yuden Co., Ltd. (Manufactures and markets electronic components) ..............................        39,000     2,312,524
Tokyo Electron Ltd. (Manufacturer of semiconductor production equipment) ............................        19,000     2,602,740
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) .........................        35,000     1,222,603
                                                                                                                     --------------
                                                                                                                       77,730,679
                                                                                                                     --------------
Korea 16.3%
Dacom Corp.* (Provider of domestic long-distance and Internet services) .............................         2,990     1,540,423
Honam Petrochemical Corp., Ltd. (Chemical Manufacturer) .............................................        82,240     1,151,577
Housing & Commercial Bank (Provider of banking services) ............................................        59,110     1,874,029
Kookmin Bank (Commercial bank) ......................................................................        95,450     1,496,266
Korea Data Systems Co., Ltd.* (Manufacturer of computer monitors) ...................................       356,217     4,078,222


    The accompanying notes are an integral part of the financial statements.


                                       11

Scudder New Asia Fund, Inc.
Investment Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Shares      Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Korea Telecom Corp. (ADR) (Telecommunication services) ..............................................        55,562     4,153,260
Pohang Iron & Steel Co., Ltd. (Steel producer) (c) ..................................................         7,740       928,732
SK Telecom Co., Ltd. (Provider of mobile telecommunication services) ................................         1,630     5,842,448
Samsung Corp., Ltd. (Trading company) ...............................................................        70,300     1,052,488
Samsung Electro-Mechanics Co. (Manufacturer of precision and electronic parts) ......................        22,290     1,482,074
Samsung Electronics Co. (Electronics manufacturer) ..................................................        35,630     8,346,614
Samsung Securities Co., Ltd. (Provider of brokerage, investment and underwriting
  services) .........................................................................................        63,781     1,932,247
Shinhan Bank (GDR)* (Provider of banking services) ..................................................        27,243       516,255
                                                                                                                     --------------
                                                                                                                       34,394,635
                                                                                                                     --------------
Malaysia 1.1%
Unisem (M) Berhad (Manufacturer of semiconductors) ..................................................       347,000     2,228,135
                                                                                                                     --------------
Philippines 0.6%
International Container Terminal Services, Inc.* (Containerized cargo handling firm) ................    13,933,437     1,261,961
                                                                                                                     --------------
Singapore 3.6%
Allgreen Properties Ltd.* (Real estate development) .................................................       377,000       344,065
Chartered Semiconductor (ADR)* (Provider of wafer fabrication services to
  semiconductor suppliers) ..........................................................................        21,500     1,569,500
JIT Holdings Ltd. (Manufacturer and distributor of electronic products) .............................     1,045,000     3,639,147
Keppel Land Ltd. (Property investment and development) ..............................................       438,000       717,947
NatSteel Electronics Ltd. (Manufacturer of telecommunication and network
  products) .........................................................................................       246,000     1,299,790
                                                                                                                     --------------
                                                                                                                        7,570,449
                                                                                                                     --------------
Taiwan 12.7%
ASE Test Ltd.* (Provider of testing services to semiconductor manufacturers) ........................        67,800     1,652,625
Acer Inc. (Manufacturer of desktop and portable personal computers) .................................       490,000     1,475,386
Acer Peripherals, Inc. (Developer and distributor of computer peripheral products) ..................       504,279     2,088,777
Asustek Computer Inc. (Manufacturer of computer motherboards) .......................................       156,086     1,646,152
Bank Sinopac (Provider of commercial banking services) ..............................................     1,722,778     1,015,498
China Development Industrial Bank Inc. (Leading venture capital firm and
  investment bank) ..................................................................................       304,000       484,308
Compal Electronics Inc. (Manufacturer and marketer of notebook computers and
  color monitors) ...................................................................................       400,799     1,347,277
Compeq Manufacturing Co., Ltd. (Manufacturer of multi-layer and double-sided
  printed circuit boards) ...........................................................................       229,000     1,247,698
Far East Textile Ltd. (Manufacturer of natural and synthetic textile products) ......................     1,071,770     2,561,184


    The accompanying notes are an integral part of the financial statements.


                                       12

Scudder New Asia Fund, Inc.
Investment Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                            Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Formosa Plastics Corp. (Manufacturer of plastics materials) .........................................       924,250     1,840,549
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic connectors and
  cable assemblies) .................................................................................       284,480     2,121,023
President Chain Store Corp. (Operator of convenience stores) ........................................       429,000     1,893,150
Siliconware Corp. (Testing and packaging of integrated circuits) ....................................       827,323     1,180,949
Siliconware Precision Industries Co. (Manufacturer of packaging for integrated
  circuits) .........................................................................................       648,210     1,652,274
Taiwan Semiconductor Manufacturing Co. (Manufacturer of integrated circuits) ........................       635,910     3,383,686
United Microelectronics Corp., Ltd.* (Manufacturer of integrated circuits) ..........................       243,000       867,166
Yageo Corp. (Manufacturer of resistors and related equipment) .......................................       211,000       249,422
                                                                                                                     --------------
                                                                                                                       26,707,124
                                                                                                                     --------------
Thailand 0.8%
BEC World Public Co., Ltd. (foreign) (Entertainment and television broadcasting) (b) ................       173,300     1,228,456
Siam Commercial Bank, Warrants, (expire 5/10/2002)* .................................................       901,800       420,560
                                                                                                                     --------------
                                                                                                                        1,649,016
                                                                                                                     --------------
United Kingdom 0.9%
Standard Chartered PLC (International banking group) ................................................       124,031     1,972,688
                                                                                                                     --------------
Total Common Stocks (Cost $115,979,908) .............................................................                 207,105,496
                                                                                                                     --------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $119,117,294) (a) ........................................                 210,418,957
                                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $120,240,178. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $90,178,779. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $95,128,012 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,949,233.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,775,692 (0.84% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1999 aggregated $1,648,403. These securities may also have certain restrictions as to resale.

  (c) Security that has met the foreign-ownership limitation, and valued at a premium in good faith by the Valuation Committee of the Board of Directors. The cost of the security at December 31, 1999 was $264,139. The aggregate premium ($76,684) over the local share price ($852,048) for the security valued by the Valuation Committee was approximately 0.04% of the Fund's net assets at December 31, 1999.


    The accompanying notes are an integral part of the financial statements.


Scudder New Asia Fund, Inc.
Financial Statements
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1999
-------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $119,117,294) ........................   $ 210,418,957
Cash ...........................................................................             963
Foreign currency, at value (cost $3,101,953) ...................................       3,110,616
Dividends receivable ...........................................................          60,134
Interest receivable ............................................................             139
Foreign taxes recoverable ......................................................         196,255
Other assets ...................................................................           1,697
                                                                                   -------------
Total assets ...................................................................     213,788,761
                                                                                   -------------
LIABILITIES

Accrued management fee .........................................................         198,412
Other accrued expenses and payables ............................................         176,799
Deferred foreign taxes .........................................................       1,302,006
                                                                                   -------------
Total liabilities ..............................................................       1,677,217
                                                                                   -------------
Net assets, at value ...........................................................   $ 212,111,544
                                                                                   =============
NET ASSETS

Net assets consist of:
Accumulated net investment loss ................................................        (542,993)
Net unrealized appreciation (depreciation) on:
    Investments (net of deferred foreign taxes of $1,302,006) ..................      89,999,657
    Foreign currency related transactions ......................................           8,663
Accumulated net realized gain (loss) ...........................................       4,622,325
Paid-in capital ................................................................     118,023,892
                                                                                   -------------
Net assets, at value ...........................................................   $ 212,111,544
                                                                                   =============
Net asset value per share ($212,111,544 B 8,804,757 shares of common stock
    issued and outstanding, 50,000,000 shares authorized, $.01 par value) ......          $24.09
                                                                                          ------


    The accompanying notes are an integral part of the financial statements.


                                       14

Scudder New Asia Fund, Inc.
Financial Statements
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Statement of Operations
Year Ended December 31, 1999
-------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign taxes withheld of $145,526) ..........................   $   1,261,762
Interest .......................................................................         499,430
                                                                                   -------------
Total income ...................................................................       1,761,192
                                                                                   -------------
Expenses:
Management fee .................................................................       1,704,298
Custodian and accounting fees ..................................................         391,048
Directors' fees and expenses ...................................................         147,410
Reports to shareholders ........................................................          78,673
Auditing .......................................................................          86,997
Services to shareholders .......................................................          39,922
Legal ..........................................................................          12,693
Other ..........................................................................          41,439
                                                                                   -------------
                                                                                       2,502,480
                                                                                   -------------
Net investment income (loss) ...................................................        (741,288)
                                                                                   -------------
Realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments (net of foreign taxes of $301,030) .................................      30,717,326
Foreign currency related transactions ..........................................        (655,816)
                                                                                   -------------
                                                                                      30,061,510
                                                                                   -------------
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign taxes of $1,127,634) ......................      79,319,760
Foreign currency related transactions ..........................................         377,561
                                                                                   -------------
                                                                                      79,697,321
                                                                                   -------------
Net gain (loss) on investment transactions .....................................     109,758,831
                                                                                   -------------
Net increase (decrease) in net assets resulting from operations ................   $ 109,017,543
                                                                                   =============


    The accompanying notes are an integral part of the financial statements.


Scudder New Asia Fund, Inc.
Financial Statements
-------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------

                                                                             Years Ended December 31,
Increase (Decrease) in Net Assets                                            1999               1998
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................................   $    (741,288)   $     303,154
Net realized gain (loss) on investment transactions .................      30,061,510      (18,078,128)
Net unrealized appreciation (depreciation) on investment transactions
   during the period ................................................      79,697,321       21,623,470
                                                                        -------------    -------------
Net increase (decrease) in net assets resulting from operations .....     109,017,543        3,848,496
                                                                        -------------    -------------
Reinvestment of prior year distributions ............................             --           379,337
                                                                        -------------    -------------
Increase (decrease) in net assets ...................................     109,017,543        4,227,833
Net assets at beginning of period ...................................     103,094,001       98,866,168
                                                                        -------------    -------------
Net assets at end of period (including accumulated net investment loss of $542,993 and undistributed net investment income of
  $311,835) .........................................................   $ 212,111,544    $ 103,094,001
                                                                        =============    =============
Other Information
Shares outstanding at beginning of period ...........................       8,804,757        8,764,601
Shares issued to shareholders in reinvestment of distributions ......            --             40,156
                                                                        -------------    -------------
Shares outstanding at end of period .................................       8,804,757        8,804,757
                                                                        =============    =============


    The accompanying notes are an integral part of the financial statements.


Scudder New Asia Fund, Inc.
Financial Highlights
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
------------------------------------------------------------------------------------------------------------------------

                                                                                 Years Ended December 31,
                                                                 1999       1998       1997       1996        1995
------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance
Net asset value, beginning of period .......................  $ 11.71    $ 11.28    $ 15.26    $ 15.29     $ 17.44
                                                              -------    -------    -------    -------     -------
Income (loss) from investment operations:
Net investment income (loss) (a) ...........................     (.08)       .03       (.05)      (.04)       (.01)
Net realized and unrealized gain (loss) on investment
  transactions .............................................    12.46        .40      (3.36)       .36        (.47)
                                                              -------    -------     ------    -------      ------
Total from investment operations ...........................    12.38        .43      (3.41)       .32        (.48)
                                                              -------    -------     ------    -------      ------
Less distributions from:
Net investment income ......................................       --         --       (.18)      (.02)         --
Net realized gains on investment transactions ..............       --         --         --       (.33)      (1.51)
In excess of net realized gains on investment transactions .       --         --       (.39)        --        (.16)
                                                              -------    -------     ------    -------      ------
Total distributions ........................................       --         --       (.57)      (.35)      (1.67)
                                                              -------    -------     ------     ------      ------
Net asset value, end of period .............................  $ 24.09    $ 11.71    $ 11.28    $ 15.26     $ 15.29
                                                              =======    =======     ======    =======      ======
Market value, end of period ................................  $ 19.81    $  9.31    $  9.69    $ 12.50     $ 14.50
                                                              =======    =======     ======    =======      ======
Total Return
Per share market value (%) .................................   112.75      (3.87)    (18.05)    (11.56)       (.66)
Per share net asset value (%) (b) ..........................   105.72       3.81     (21.89)      2.46       (2.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) .....................      212        103         99        133         133
Ratio of expenses (%) ......................................     1.77       1.94       1.90       1.87        1.74
Ratio of net investment income (loss) (%) ..................     (.52)       .31       (.31)      (.27)       (.07)
Portfolio turnover rate (%) ................................       92         99        117         89          58


(a)  Based on monthly average shares outstanding during the period.

(b)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

Scudder New Asia Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies
   -------------------------------

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Scudder New Asia Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes. Additionally, principal amounts of cash and securities invested in Malaysia are also subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences relate primarily to investments in passive foreign investment companies, foreign denominated investments and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities
   ---------------------------------

During the year ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $128,114,300 and $132,527,633, respectively.

Scudder New Asia Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

C. Related Parties
   ---------------

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager shall provide certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% of the first $75,000,000 of average weekly net assets of the Fund, 1.15% of the next $125,000,000 and 1.10% of the excess over $200,000,000, payable monthly. For the year ended December 31, 1999, the fee pursuant to the Agreement amounted to $1,704,298, which is equivalent to an annual effective rate of 1.2% of the Fund's average weekly net assets.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1999, the amount charged to the Fund by SFAC aggregated $112,606, of which $32,008 is unpaid at December 31, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended December 31, 1999 the amount charged by SSC aggregated $15,000, of which $566 is unpaid at December 31, 1999.

The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1999, Directors' fees and expenses aggregated $147,410.

D. Investing in Foreign Markets
   ----------------------------

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of securities of comparable U.S. companies.

Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

E. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

Scudder New Asia Fund, Inc.
Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 23, 2000

Scudder New Asia Fund, Inc.
Tax Information
--------------------------------------------------------------------------------

By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,680,000 on capital gain dividends for its year ended December 31, 1999, of which 100% represents 20% rate gains.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund paid foreign taxes of $446,556 and earned $446,556 of foreign source income during the year ended December 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.0507 per share as foreign taxes paid and $0.0507 per share as income earned from foreign sources for the year ended December 31, 1999. The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 1999:


                   1999 Foreign tax Credit Tables
                   ------------------------------

          Country         Foreign Income     Foreign Taxes
          -------         --------------     -------------
          China                --                --
          Hong Kong            --                --
          Indonesia           .89%              .89%
          India             77.60%            77.60%
          Japan              4.42%             4.42%
          Korea              3.06%             3.06%
          Malaysia           1.88%             1.88%
          Philippines         .29%              .29%
          Singapore           .47%              .47%
          Taiwan            10.92%            10.92%
          Thailand            .47%              .47%
          United Kingdom       --                --
          United States        --                --
                         --------          ---------
                           100.00%           100.00%
                         --------          ---------


Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 426-5523.

Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------
The Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent. Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send their

Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

   The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, (800) 426-5523.

Scudder New Asia Fund, Inc.
Stockholder Meeting Results
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of Scudder New Asia Fund (the "Fund") was held on October 20, 1999, at the office of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154. At the Meeting the following matters were voted upon by the stockholders and the resulting votes are presented below.

1. To elect four Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.


                                                                     Number of Votes:
                                                                     ----------------

     Director (Class II)                           For                  Withheld           Broker Non-Votes*
     --------                                      ---                  --------           -----------------
     Hugh T. Patrick                            6,763,251               199,158                    0

     William H. Leurs                           6,737,282               225,127                    0

     Kesop Yun                                  6,862,431                99,978                    0

     Director (Class I)
     --------
     Kenneth C. Froewiss                        6,752,837               209,572                    0



2. To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 1999.

                                Number of Votes:
                                ----------------

           For               Against           Abstain         Broker Non-Votes*
           ---               -------           -------         -----------------

        6,877,715            29,088             55,607                 0

--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Scudder New Asia Fund, Inc.
Directors and Officers
--------------------------------------------------------------------------------

DANIEL PIERCE*                                         ELIZABETH J. ALLAN*
   Chairman of the Board and Director                     Vice President

NICHOLAS BRATT*                                        BRUCE H. GOLDFARB*
   President                                              Vice President and Assistant Secretary

SHERYLE J. BOLTON                                      THERESA GUSMAN*
   Director                                               Vice President

ROBERT J. CALLANDER                                    JUDITH A. HANNAWAY*
   Director                                               Vice President

KENNETH C. FROEWISS                                    ANN M. McCREARY*
   Director                                               Vice President

WILLIAM H. LUERS                                       TIEN YU SIEH
   Director                                               Vice President

WILSON NOLEN                                           JOHN R. HEBBLE*
   Honorary Director                                      Treasurer

HUGH T. PATRICK                                        JOHN MILLETTE*
   Director                                               Vice President and Secretary

KATHRYN L. QUIRK*                                      CAROLINE PEARSON*
   Director, Vice President and Assistant Secretary       Assistant Secretary

KESOP YUN                                              * Scudder Kemper Investments, Inc.
   Director

WILLIAM H. GLEYSTEEN, JR.
   Honorary Director

JAMES W. MORLEY
   Honorary Director

ROBERT G. STONE, JR.
   Honorary Director